                                  Exhibit 24

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the 10 day of    March      , 1999.
                          ----       --------------

Signature                   Title
---------                   -----
/s/ Richard S. Devine       Director
-----------------------
Richard S. Devine


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the 10  day of    March      , 1999.
                          -----       --------------

Signature                     Title
---------                     -----
/s/ Melanie J. Dressel        Director
----------------------------
Melanie J. Dressel


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the 10  day of    March      , 1999.
                          -----       --------------

Signature                     Title
---------                     -----
/s/  Jack Fabulich            Director
---------------------------
Jack Fabulich


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the 10  day of    March      , 1999.
                          -----       --------------

Signature                     Title
---------                     -----
/s/  Jonathan Fine            Director
--------------------------
Jonathan Fine


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the 10 day of    March      , 1999.
                          ----       --------------

Signature                     Title
---------                     -----
/s/  John P. Folsom           Director
----------------------------
John P. Folsom


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the  9  day of    March      , 1999.
                          -----       --------------

Signature                     Title
---------                     -----
/s/ J. James Gallagher        Director
------------------------
J. James Gallagher


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the  10 day of    March      , 1999.
                           ----       --------------

Signature                     Title
---------                     -----
/s/  Margel S. Gallagher      Director
---------------------------
Margel S. Gallagher


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the 10  day of    March      , 1999.
                          -----       --------------

Signature                     Title
---------                     -----
/s/  W. Kelso Gillenwater     Director
-------------------------
W. Kelso Gillenwater


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the 10  day of    March      , 1999.
                          -----       --------------

Signature                     Title
---------                     -----
/s/  John Halleran            Director
--------------------------
John Halleran


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the 10  day of    March      , 1999.
                          -----       --------------

Signature                     Title
---------                     -----
/s/  Thomas L. Matson         Director
---------------------
Thomas L. Matson


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the  10  day of    March      , 1999.
                          ------       --------------

Signature                     Title
---------                     -----
/s/  John Powell              Director
---------------------------
John Powell


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the 10 day of    March      , 1999.
                          ----       --------------

Signature                     Title
---------                     -----
/s/  Robert E. Quoidbach      Director
------------------------
Robert E. Quoidbach

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the  9  day of    March      , 1999.
                          -----       --------------

Signature                     Title
---------                     -----

/s/ Donald Rodman             Director
--------------------------
Donald Rodman

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the  10  day of    March      , 1999.
                          ------       --------------

Signature                     Title
---------                     -----

/s/  Sidney Snyder            Director
-------------------------
Sidney Snyder


                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the  10 day of    March      , 1999.
                          -----       --------------

Signature                     Title
---------                     -----
/s/ William T. Weyerhaeuser   Director
---------------------------
William T. Weyerhaeuser

                               POWER OF ATTORNEY


     The director of Columbia Banking System, Inc. (the "Company"), whose signature appears below, hereby appoints W. W. Philip and J. James Gallagher, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to
Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

     This Power of Attorney has been signed by the following person in the
capacity indicated, on the  12  day of    March      , 1999.
                          ------       --------------

Signature                     Title
---------                     -----
/s/ James M. Will             Director
-------------------------
James M. Will
